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                                                                      EXHIBIT 23

                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-70910) pertaining to the Peabody Western-UMWA 401(k) Plan of our report dated May 17, 2002, with respect to the financial statements and schedule of the Peabody Western-UMWA 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.


                                             /s/ ERNST & YOUNG LLP
                                             -----------------------------------
                                             Ernst & Young LLP


St. Louis, Missouri
June 27, 2002





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